Exhibit 31.2

Certification of Interim Chief Financial Officer

Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

I, Andrew Thut, certify that:

1.	I have reviewed this Amendment No. 1 on Form 10-K/A of 4Front Ventures Corp.; and

2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: April 21, 2022	/s/ Andrew Thut
Andrew Thut, Interim Chief Financial Officer (principal financial and accounting officer)